Taxation	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Taxation

9. TAXATION

	Group
	2018 £m	2017 £m	2016 £m
Current tax:
UK corporation tax on profit for the year	450	556	611
Adjustments in respect of prior years	(20)	(27)	(13)

Total current tax	430	529	598

Deferred tax:
Charge/(credit) for the year	16	23	(11)
Adjustments in respect of prior years	(5)	9	11

Total deferred tax	11	32	–

Tax on profit	441	561	598

The standard rate of UK corporation tax was 27% for banking entities and 19% for non-banking entities (2017: 27.25% for banking entities and 19.25% for non-banking entities) following the introduction of an 8% surcharge to be applied to banking companies from 1 January 2016. Taxation for other jurisdictions is calculated at the rates prevailing in the relevant jurisdictions. The Finance (No.2) Act 2015 introduced reductions in the corporation tax rate from 20% to 19% in 2017 and 18% by 2020. The Finance Act 2016, introduced a further reduction in the standard rate of corporation tax rate to 17% from 2020. The effects of the changes in tax rates are included in the deferred tax balances at both 31 December 2018 and 2017.

The Santander UK group’s effective tax rate for 2018, based on profit before tax, was 28.5% (2017: 30.9%, 2016: 31.2%). The tax on profit before tax differs from the theoretical amount that would arise using the basic corporation tax rate of the Company as follows:

	Group
	2018 £m	2017 £m	2016 £m
Profit before tax	1,545	1,817	1,917

Tax calculated at a tax rate of 19% (2017: 19.25%, 2016: 20.00%)	294	350	384
Bank surcharge on profits	109	132	134
Non-deductible preference dividends paid	8	9	8
Non-deductible UK Bank Levy	20	25	30
Non-deductible conduct remediation, fines and penalties	6	35	39
Other non-deductible costs and non-taxable income	30	30	7
Effect of change in tax rate on deferred tax provision	(1)	(2)	(2)
Adjustment to prior year provisions	(25)	(18)	(2)

Tax charge	441	561	598

The decrease in effective tax rate from 2017 to 2018 was largely due to the reduction in the statutory tax rate, reductions in the bank levy, the reduced impact of non-deductible conduct remediation, fines and penalties and also the effect of releases in accruals for prior periods. It is anticipated that the Santander UK group’s effective tax rate in future periods will continue to be impacted by the 8% surcharge, the level of any non-deductible conduct remediation, fines and penalties, changes to the cost of the Bank Levy and reductions in the statutory rate as noted above. In addition, the effects of amendments to IAS 12, in accordance with the IASB’s Annual Improvements to IFRS Standards 2015-2017 Cycle, are expected to lead to a reduction in the effective tax rate where the tax relief on coupons in respect of AT1 capital securities would be recognised in the income statement rather than in equity. The adjustment to prior year provisions in 2018 principally related to the reassessment of prior year tax provision estimates following the filing of relevant tax returns. In 2017 and 2016, it also related to the resolution of certain legacy matters with tax authorities.

Current tax assets and liabilities

Movements in current tax assets and liabilities during the year were as follows:

	Group
	2018 £m	2017 £m
Assets	—	—
Liabilities	(3)	(54)

At 1 January	(3)	(54)
Income statement charge	(430)	(529)
Other comprehensive income credit/(charge)	76	44
Corporate income tax paid	391	484
Other movements	119	52

	153	(3)

Assets	153	—
Liabilities	—	(3)

At 31 December	153	(3)

The amount of corporation income tax paid differs from the tax charge for the period as a result of the timing of payments due to the tax authorities together with the effects of movements in deferred tax, adjustments to prior period current tax provisions and current tax recognised directly in other comprehensive income. Other movements primarily arose as part of the transfer of subsidiaries to fellow subsidiaries of Banco Santander SA outside of the Santander UK Group as part of the move to a ring-fence structure, as detailed in Note 43.

Santander UK proactively engages with HM Revenue & Customs to resolve tax matters relating to prior years. The accounting policy for recognising provisions for such matters are described in Note 1. It is not expected that there will be any material movement in such provisions within the next 12 months. Santander UK adopted the Code of Practice on Taxation for Banks in 2010.

Deferred tax

The table below shows the deferred tax assets and liabilities including the movement in the deferred tax account during the year. Deferred tax balances are presented in the balance sheet after offsetting assets and liabilities where the Santander UK group and Company has the legal right to offset and intends to settle on a net basis.

	Group
	Fair value of financial instruments £m	Pension remeasurement £m	Cash flow hedges £m	Available- for-sale £m	Fair value reserve £m	Tax losses carried forward £m	Accelerated tax depreciation £m	Other temporary differences £m	Total £m
At 31 December 2017	(41)	(41)	3	(26)		25	(4)	(4)	(88)
Adoption of IFRS 9 (see Note 1)	—	—	—	26	(26)	—	—	68	68

At 1 January 2018	(41)	(41)	3		(26)	25	(4)	64	(20)
Income statement (charge)/credit	(10)	(24)	—		—	(5)	—	28	(11)
Transfers/reclassifications	—	—	—		—	—	(2)	(18)	(20)
Credited/(charged) to other comprehensive income	—	(118)	(46)		13	—	—	(21)	(172)

At 31 December 2018	(51)	(183)	(43)		(13)	20	(6)	53	(223)

At 1 January 2017	(31)	(35)	(50)	(27)		5	(5)	15	(128)
Income statement (charge)/credit	(10)	(32)	—	—		20	1	(11)	(32)
Transfers/reclassifications	—	—	—	7		—	—	(7)	—
Credited/(charged) to other comprehensive income	—	26	53	(6)		—	—	(1)	72

At 31 December 2017	(41)	(41)	3	(26)		25	(4)	(4)	(88)

The deferred tax assets and liabilities above have been recognised in both the Company and the Santander UK group on the basis that sufficient future taxable profits are forecast within the foreseeable future, in excess of the profits arising from the reversal of existing taxable temporary differences, to allow for the utilisation of the assets as they reverse. Based on the conditions at the balance sheet date, management determined that a reasonably possible change in any of the key assumptions underlying the estimated future taxable profits in the Santander UK group’s five-year plan (described in Note 22) would not cause a reduction in the deferred tax assets recognised. At 31 December 2018, both the Santander UK group and the Company had a recognised deferred tax asset in respect of UK capital losses carried forward of £17m (2017: £21m) included within tax losses carried forward. There are no unrecognised deferred tax assets on capital losses carried forward (2017: £nil).

In the November 2018 budget, the UK government proposed changes that could restrict the use of capital losses. Based on the changes indicated, the Santander UK group does not believe that such changes would have a material impact on the recognition of deferred tax assets on such capital losses once enacted.

In addition, the Santander UK group had net operating losses carried forward in the US of $nil (2017: $76m) as such losses expired on the closure of the ANTS US Branch. A deferred tax asset was not previously recognised on these losses as the Santander UK group did not anticipate being able to offset the losses against future profits or gains in order to realise any economic benefit in the foreseeable future.